                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard L. Thomas, Sherman I. Goldberg, Robert A. Rosholt and Maurice E. Moore, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-3 relating to debt obligations of, warrants, options, rights and preferred stock of First Chicago Corporation (the "Corporation") to be issued pursuant to resolutions adopted by the Board of Directors of the Corporation on March 10, 1995, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


     SIGNATURE                                       TITLE
     ---------                                       -----

/s/  John H. Bryan                              Director
- -----------------------
John H. Bryan


/s/  Dean L. Buntrock                           Director
- -----------------------
Dean L. Buntrock


/s/  James S. Crown
- -----------------------                         Director
James S. Crown


/s/  Donald V. Fites
- -----------------------                         Director
Donald V. Fites


/s/  Donald P. Jacobs
- ----------------------                          Director
Donald P. Jacobs


/s/  Andrew J. McKenna
- ----------------------                          Director
Andrew J. McKenna


/s/  Richard M. Morrow
- ----------------------                          Director
Richard M. Morrow


/s/  Leo F. Mullin
- ---------------------                           Director
Leo F. Mullin

/s/  Earl L. Neal
- ---------------------                           Director
Earl L. Neal


- ---------------------                           Director
James J. O'Connor


/s/  Jerry K. Pearlman
- ----------------------                          Director
Jerry K. Pearlman


/s/  Jack F. Reichert
- ---------------------                           Director
Jack F. Reichert


/s/  Patrick G. Ryan
- ---------------------                           Director
Patrick G. Ryan


/s/  Adele Simmons
- ---------------------                           Director
Adele Simmons


/s/  Roger W. Stone
- ---------------------                           Director
Roger W. Stone


/s/ Richard L. Thomas
- ---------------------                           Director and Principal Executive
Richard L. Thomas                               Officer


/s/ David J. Vitale
- ---------------------                           Director
David J. Vitale


/s/ William J. Roberts
- ----------------------                          Principal Accounting Officer
William J. Roberts


/s/ Robert A. Rosholt
- ---------------------                           Principal Financial Officer
Robert A. Rosholt



Dated: March 10, 1995